                                                                    Exhibit 99.1

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                                January 31, 2003
                               (per Section 11.04)

 Payments on each Series of Notes during the month ended:                                             January 31, 2003

                                                                                                      Carryover
                                                           Principal             Interest              Interest
                                                      ---------------------   -----------------   --------------------
 Series 2002A-1                                                          -                   -                      -
 Series 2002A-2                                                          -                   -                      -
 Series 2002A-3                                                          -                   -                      -
 Series 2002A-4                                                          -                   -                      -
 Series 2002A-5                                                          -          155,516.67                      -
 Series 2002A-6                                                          -          160,160.00                      -
 Series 2002A-7                                                          -           79,566.67                      -
 Series 2002A-8                                                          -           94,033.33                      -
 Series 2002A-9                                                          -           94,640.00                      -
 Series 2002A-10                                                         -           99,450.00                      -
 Series 2002A-11                                                         -          174,720.00                      -
 Series 2002A-12                                                         -          178,966.67                      -
 Series 2002A-13                                                         -           89,786.67                      -
 Series 2002B-1                                                          -           90,166.22                      -
 Series 2002B-2                                                          -           42,311.11                      -
                                                      ---------------------   -----------------   --------------------
                                                                         -        1,259,317.34                      -
                                                      =====================   =================   ====================

 Information on Each Series of Notes as of:                                                          January 31, 2003

                                                          Outstanding             Auction             Carryover
                                                           Principal               Rate                Interest
                                                      ---------------------   -----------------   --------------------
 Series 2002A-1                                              75,000,000.00               2.58%                      -
 Series 2002A-2                                              75,000,000.00               2.93%                      -
 Series 2002A-3                                              75,000,000.00               2.86%                      -
 Series 2002A-4                                              67,800,000.00               3.25%                      -
 Series 2002A-5                                              64,500,000.00               1.40%                      -
 Series 2002A-6                                              66,000,000.00               1.58%                      -
 Series 2002A-7                                              66,000,000.00               1.52%                      -
 Series 2002A-8                                              78,000,000.00               1.50%                      -
 Series 2002A-9                                              78,000,000.00               1.47%                      -
 Series 2002A-10                                             78,000,000.00               1.45%                      -
 Series 2002A-11                                             78,000,000.00               1.40%                      -
 Series 2002A-12                                             78,000,000.00               1.47%                      -
 Series 2002A-13                                             78,000,000.00               1.48%                      -
 Series 2002B-1                                              33,700,000.00               1.72%                      -
 Series 2002B-2                                              32,000,000.00               1.72%                      -
                                                      ---------------------                       --------------------
                                                          1,023,000,000.00                                          -
                                                      =====================                       ====================

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                                January 31, 2003
                               (per Section 11.04)

Value of the Trust Estate as of:                                                            January 31, 2003
 Principal Balance of Financed Student Loans                                                  959,095,056.36
 Accrued Interest on Financed Student Loans                                                     5,982,680.12
 Cash and Investment Balance                                                                   36,992,371.04
 Accrued Interest on Cash and Investments                                                          35,213.31
                                                                                            ----------------
                                                                                            1,002,105,320.83
                                                                                            ================

 Accrued Interest and Fees with respect to the Notes                                            1,858,990.14
                                                                                            ================

 Parity Percentage                                                                                     97.78%
                                                                                            ================
 Senior Parity Percentage                                                                             104.49%
                                                                                            ================

Rollforward of Indenture Funds during month ended:                                          January 31, 2003

                                                         Acquisition         Reserve           Capitalized
                                                            Fund               Fund           Interest Fund
                                                       ---------------   ---------------    ----------------
 Beginning Balance                                           28,563.08      5,115,000.00       21,950,000.00
   Withdrawals                                              (28,563.08)                -                   -
   Deposits                                                                            -                   -
                                                       ---------------   ---------------    ----------------
 Ending Balance                                                      -      5,115,000.00       21,950,000.00
                                                       ===============   ===============    ================

Amounts allocated during month ended:                                                       January 31, 2003
 Servicing fees                                                                                   119,422.72
 Administration fee                                                                                        -
 Auction agent fee                                                                                  8,148.11
 Broker dealer fee                                                                                203,702.78
 Calculation agent fee                                                                                     -
 Trustee fee                                                                                               -
                                                                                            ----------------
                                                                                                  331,273.61
                                                                                            ================

Activity on Financed Student Loans during month ended:                                      January 31, 2003
 Recoveries of Principal                                                                        6,424,189.23
                                                                                            ================
 Recoveries of Interest                                                                         3,947,654.45
                                                                                            ================
 Acquisitions of Financed Student Loans                                                         2,838,929.15
                                                                                            ================
 Sales of Financed Student Loans                                                                           -
                                                                                            ================
 Initial federal reimbursement claims                                                             268,806.16
                                                                                            ================
 Rejected federal reimbursement claims                                                                     -
                                                                                            ================

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                              Portfolio Statistics
                                January 31, 2003
                               (per Section 11.04)

                                     Number of              Outstanding Balance
                                                      -------------------------------
                                     Borrowers           Dollars         Percentage          ABI
                                   -------------      -------------    --------------   -------------
Portfolio Breakdown:
 In-School                                     0                  0              0.00%              0
 Grace                                         0                  0              0.00%              0

                                   -------------      -------------    --------------
   Total Interim                               0                  0              0.00%              0
                                   -------------      -------------    --------------

 Repayment - Current                      26,921        692,955,054             72.25%         25,740
 Repayment - Delinquent                    3,995        108,853,214             11.35%         27,247
 Forbearance                               1,598         59,613,235              6.22%         37,305
 Deferment                                 2,872         97,673,554             10.18%         34,009

                                   -------------      -------------    --------------
   Total Repayment                        35,386        959,095,056            100.00%         27,104
                                   -------------      -------------    --------------

     Total Portfolio                      35,386        959,095,056            100.00%         27,104
                                   =============      =============    ==============


Breakdown of Delinquent:
 11 - 30 days                              1,651         43,136,795             39.63%         26,128
 31 - 60 days                              1,047         29,479,552             27.08%         28,156
 61 - 90 days                                399         11,422,569             10.49%         28,628
 91 - 120 days                               441         12,562,650             11.54%         28,487
 121 - 150 days                              212          5,567,767              5.11%         26,263
 151 - 180 days                              179          4,962,194              4.56%         27,722
 181 - 210 days                               13            263,908              0.24%         20,301
 211 - 240 days                               19            536,111              0.49%         28,216
 241 - 270 days                               14            433,606              0.40%         30,972
 Over 270 days                                12            289,806              0.27%         24,150
 Claim Filed                                   8            198,256              0.18%         24,782

                                   -------------      -------------    --------------
   Total Delinquent                        3,995        108,853,214            100.00%         27,247
                                   =============      =============    ==============

Loan Type:
 Stafford                                      0                  0              0.00%              0
 PLUS                                          0                  0              0.00%              0
 Consolidation                            35,386        959,095,056            100.00%         27,104
 CEL - Guaranteed                              0                  0              0.00%              0
 CEL - Self Guaranteed                         0                  0              0.00%              0

                                   -------------      -------------    --------------
   Total                                  35,386        959,095,056            100.00%         27,104
                                   =============      =============    ==============

CEL:  Consumer Education Loans (non-federally guaranteed loans)

Portfolio

                                          Number of                  Outstanding Balance
                                                            -------------------------------------
                                          Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    ----------------    -----------------
Portfolio Breakdown:
     In-School                                         0                    0                0.00%                   0
     Grace                                             0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------
         Total Interim                                 0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------

     Repayment - Current                          26,921          692,955,054               72.25%              25,740
     Repayment - Delinquent                        3,995          108,853,214               11.35%              27,247
     Forbearance                                   1,598           59,613,235                6.22%              37,305
     Deferment                                     2,872           97,673,554               10.18%              34,009
                                       -----------------    -----------------    ----------------
         Total Repayment                          35,386          959,095,056              100.00%              27,104
                                       -----------------    -----------------    ----------------
             Total Portfolio                      35,386          959,095,056              100.00%              27,104
                                       =================    =================    ================


Breakdown of Delinquent:
     11 - 30 days                                  1,651           43,136,795               39.63%              26,128
     31 - 60 days                                  1,047           29,479,552               27.08%              28,156
     61 - 90 days                                    399           11,422,569               10.49%              28,628
     91 - 120 days                                   441           12,562,650               11.54%              28,487
     121 - 150 days                                  212            5,567,767                5.11%              26,263
     151 - 180 days                                  179            4,962,194                4.56%              27,722
     181 - 210 days                                   13              263,908                0.24%              20,301
     211 - 240 days                                   19              536,111                0.49%              28,216
     241 - 270 days                                   14              433,606                0.40%              30,972
     Over 270 days                                    12              289,806                0.27%              24,150
     Claim Filed                                       8              198,256                0.18%              24,782
                                       -----------------    -----------------    ----------------
         Total Delinquent                          3,995          108,853,214              100.00%              27,247
                                       =================    =================    ================


Loan Type:
     Stafford                                          0                    0                0.00%                   0
     PLUS                                              0                    0                0.00%                   0
     Consolidation                                35,386          959,095,056              100.00%              27,104
     CEL - Guaranteed                                  0                    0                0.00%                   0
     CEL - Self Guaranteed                             0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------
         Total                                    35,386          959,095,056              100.00%              27,104
                                       =================    =================    ================
GLHEC
Total LID #833938                         Number of                 Outstanding Balance
                                                            -------------------------------------
                                          Borrowers              Dollars            Percentage              ABI
                                       -----------------    -----------------   -----------------    -----------------
Portfolio Breakdown:
     In-School                                         0                    0                0.00%                   0
     Grace                                             0                    0                0.00%                   0
                                       -----------------    -----------------   -----------------
         Total Interim                                 0                    0                0.00%                   0
                                       -----------------    -----------------   -----------------

     Repayment - Current                          26,921          692,955,054               72.25%              25,740
     Repayment - Delinquent                        3,995          108,853,214               11.35%              27,247
     Forbearance                                   1,598           59,613,235                6.22%              37,305
     Deferment                                     2,872           97,673,554               10.18%              34,009
                                       -----------------    -----------------   -----------------
         Total Repayment                          35,386          959,095,056              100.00%              27,104
                                       -----------------    -----------------   -----------------
             Total Portfolio                      35,386          959,095,056              100.00%              27,104
                                       =================    =================   =================


Breakdown of Delinquent:
     11 - 30 days                                  1,651           43,136,795               39.63%              26,128
     31 - 60 days                                  1,047           29,479,552               27.08%              28,156
     61 - 90 days                                    399           11,422,569               10.49%              28,628
     91 - 120 days                                   441           12,562,650               11.54%              28,487
     121 - 150 days                                  212            5,567,767                5.11%              26,263
     151 - 180 days                                  179            4,962,194                4.56%              27,722
     181 - 210 days                                   13              263,908                0.24%              20,301
     211 - 240 days                                   19              536,111                0.49%              28,216
     241 - 270 days                                   14              433,606                0.40%              30,972
     Over 270 days                                    12              289,806                0.27%              24,150
     Claim Filed                                       8              198,256                0.18%              24,782
                                       -----------------    -----------------   -----------------
         Total Delinquent                          3,995          108,853,214              100.00%              27,247
                                       =================    =================   =================


Loan Type:
     Stafford                                          0                    0                0.00%                   0
     PLUS                                              0                    0                0.00%                   0
     Consolidation                                35,386          959,095,056              100.00%              27,104
     CEL - Guaranteed                                  0                    0                0.00%                   0
     CEL - Self Guaranteed                             0                    0                0.00%                   0
                                       -----------------    -----------------   -----------------
         Total                                    35,386          959,095,056              100.00%              27,104
                                       =================    =================   =================
GLHEC
LID #873938                                Number of                 Outstanding Balance
                                                            -------------------------------------
                                           Borrowers              Dollars            Percentage             ABI
                                        ----------------    -----------------       -------------    -----------------
     Portfolio Breakdown:
     In-School                                         0                    0                0.00%                   0
     Grace                                             0                    0                0.00%                   0
                                       -----------------    -----------------       -------------
         Total Interim                                 0                    0                0.00%                   0
                                       -----------------    -----------------       -------------

     Repayment - Current                           7,241          200,326,155               73.30%              27,666
     Repayment - Delinquent                          830           23,616,556                8.64%              28,454
     Forbearance                                     489           19,057,508                6.97%              38,972
     Deferment                                       829           30,289,311               11.08%              36,537
                                       -----------------    -----------------       -------------
         Total Repayment                           9,389          273,289,530              100.00%              29,107
                                       -----------------    -----------------       -------------
         Total Portfolio                           9,389          273,289,530              100.00%              29,107
                                       =================    =================       =============


Breakdown of Delinquent:
     11 - 30 days                                    374           10,785,887               45.67%              28,839
     31 - 60 days                                    208            6,003,003               25.42%              28,861
     61 - 90 days                                     91            2,326,683                9.85%              25,568
     91 - 120 days                                    53            1,785,208                7.56%              33,683
     121 - 150 days                                   26              717,185                3.04%              27,584
     151 - 180 days                                   19              504,137                2.13%              26,534
     181 - 210 days                                   11              226,777                0.96%              20,616
     211 - 240 days                                   16              396,214                1.68%              24,763
     241 - 270 days                                   14              433,606                1.84%              30,972
     Over 270 days                                    12              289,806                1.23%              24,150
     Claim Filed                                       6              148,051                0.63%              24,675
                                       -----------------    -----------------       -------------
         Total Delinquent                            830           23,616,556              100.00%              28,454
                                       =================    =================       =============


   Loan Type:
   Stafford                                            0                    0                0.00%                   0
   PLUS                                                0                    0                0.00%                   0
   Consolidation                                   9,389          273,289,530              100.00%              29,107
   CEL - Guaranteed                                    0                    0                0.00%                   0
   CEL - Self Guaranteed                               0                    0                0.00%                   0
                                       -----------------    -----------------       -------------
         Total                                     9,389          273,289,530              100.00%              29,107
                                       =================    =================       =============
GLHEC
LID #874938                                 Number of                Outstanding Balance
                                                            -------------------------------------
                                            Borrowers            Dollars              Percentage            ABI
                                       -----------------    -----------------       -------------    -----------------
Portfolio Breakdown:
     In-School                                         0                    0                0.00%                   0
     Grace                                             0                    0                0.00%                   0
                                       -----------------    -----------------       -------------
         Total Interim                                 0                    0                0.00%                   0
                                       -----------------    -----------------       -------------

     Repayment - Current                          10,802          168,840,297               77.63%              15,630
     Repayment - Delinquent                        1,594           25,867,066               11.89%              16,228
     Forbearance                                     369            7,566,189                3.48%              20,505
     Deferment                                       944           15,228,853                7.00%              16,132
                                       -----------------    -----------------       -------------
         Total Repayment                          13,709          217,502,405              100.00%              15,866
                                       -----------------    -----------------       -------------
             Total Portfolio                      13,709          217,502,405              100.00%              15,866
                                       =================    =================       =============


Breakdown of Delinquent:
     11 - 30 days                                    674           11,113,766               42.96%              16,489
     31 - 60 days                                    414            6,790,615               26.25%              16,402
     61 - 90 days                                    137            2,084,470                8.06%              15,215
     91 - 120 days                                   195            3,439,116               13.30%              17,636
     121 - 150 days                                  106            1,405,799                5.43%              13,262
     151 - 180 days                                   68            1,033,300                3.99%              15,196
     181 - 210 days                                    0                    0                0.00%                   0
     211 - 240 days                                    0                    0                0.00%                   0
     241 - 270 days                                    0                    0                0.00%                   0
     Over 270 days                                     0                    0                0.00%                   0
     Claim Filed                                       0                    0                0.00%                   0
                                       -----------------    -----------------       -------------
         Total Delinquent                          1,594           25,867,066              100.00%              16,228
                                       =================    =================       =============


Loan Type:
     Stafford                                          0                    0                0.00%                   0
     PLUS                                              0                    0                0.00%                   0
     Consolidation                                13,709          217,502,405              100.00%              15,866
     CEL - Guaranteed                                  0                    0                0.00%                   0
     CEL - Self Guaranteed                             0                    0                0.00%                   0
                                       -----------------    -----------------       -------------
         Total                                    13,709          217,502,405              100.00%              15,866
                                       =================    =================       =============

GLHEC
LID #875938                                Number of                 Outstanding Balance
                                                            -------------------------------------
                                           Borrowers              Dollars           Percentage              ABI
                                       -----------------    -----------------    ----------------    -----------------
Portfolio Breakdown:
     In-School                                         0                    0                0.00%                   0
     Grace                                             0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------
         Total Interim                                 0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------

     Repayment - Current                           7,209          208,666,968               72.25%              28,945
     Repayment - Delinquent                        1,274           38,762,494               13.42%              30,426
     Forbearance                                     528           17,243,055                5.97%              32,657
     Deferment                                       784           24,137,681                8.36%              30,788
                                       -----------------    -----------------    ----------------
         Total Repayment                           9,795          288,810,198              100.00%              29,485
                                       -----------------    -----------------    ---------------
             Total Portfolio                       9,795          288,810,198              100.00%              29,485
                                       =================    =================    ================


Breakdown of Delinquent:
     11 - 30 days                                    515           15,503,814               40.00%              30,104
     31 - 60 days                                    333           10,203,289               26.32%              30,641
     61 - 90 days                                    131            4,081,979               10.53%              31,160
     91 - 120 days                                   155            4,602,139               11.87%              29,691
     121 - 150 days                                   57            1,830,365                4.72%              32,112
     151 - 180 days                                   81            2,490,702                6.43%              30,749
     181 - 210 days                                    0                    0                0.00%                   0
     211 - 240 days                                    0                    0                0.00%                   0
     241 - 270 days                                    0                    0                0.00%                   0
     Over 270 days                                     0                    0                0.00%                   0
     Claim Filed                                       2               50,204                0.13%              25,102
                                       -----------------    -----------------    ----------------
         Total Delinquent                          1,274           38,762,494              100.00%              30,426
                                       =================    =================    ================


Loan Type:
     Stafford                                          0                    0                0.00%                   0
     PLUS                                              0                    0                0.00%                   0
     Consolidation                                 9,795          288,810,198              100.00%              29,485
     CEL - Guaranteed                                  0                    0                0.00%                   0
     CEL - Self Guaranteed                             0                    0                0.00%                   0

                                       -----------------    -----------------    ----------------
         Total                                     9,795          288,810,198              100.00%              29,485
                                       =================    =================    ================

GLHEC
LID #876938                                Number of                  Outstanding Balance
                                                            -------------------------------------
                                           Borrowers             Dollars             Percentage              ABI
                                       -----------------    -----------------    ----------------    -----------------
Portfolio Breakdown:
     In-School                                         0                    0                0.00%                   0
     Grace                                             0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------
         Total Interim                                 0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------

     Repayment - Current                           1,669          115,121,634               64.14%              68,976
     Repayment - Delinquent                          297           20,607,098               11.48%              69,384
     Forbearance                                     212           15,746,484                8.77%              74,276
     Deferment                                       315           28,017,708               15.61%              88,945
                                       -----------------    -----------------    ----------------
         Total Repayment                           2,493          179,492,924              100.00%              71,999
                                       -----------------    -----------------    ----------------
             Total Portfolio                       2,493          179,492,924              100.00%              71,999
                                       =================    =================    ================


Breakdown of Delinquent:
     11 - 30 days                                     88            5,733,328               27.82%              65,151
     31 - 60 days                                     92            6,482,645               31.46%              70,464
     61 - 90 days                                     40            2,929,438               14.22%              73,236
     91 - 120 days                                    38            2,736,186               13.28%              72,005
     121 - 150 days                                   23            1,614,418                7.83%              70,192
     151 - 180 days                                   11              934,055                4.53%              84,914
     181 - 210 days                                    2               37,131                0.18%              18,565
     211 - 240 days                                    3              139,897                0.68%              46,632
     241 - 270 days                                    0                    0                0.00%                   0
     Over 270 days                                     0                    0                0.00%                   0
     Claim Filed                                       0                    0                0.00%                   0
                                       -----------------    -----------------    ----------------
         Total Delinquent                            297           20,607,098              100.00%              69,384
                                       =================    =================    ================


Loan Type:
     Stafford                                          0                    0                0.00%                   0
     PLUS                                              0                    0                0.00%                   0
     Consolidation                                 2,493          179,492,924              100.00%              71,999
     CEL - Guaranteed                                  0                    0                0.00%                   0
     CEL - Self Guaranteed                             0                    0                0.00%                   0

                                       -----------------    -----------------    ----------------
         Total                                     2,493          179,492,924              100.00%              71,999
                                       =================    =================    ================